UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2010

CHANG-ON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Utah	001-08397	87-0302579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 No. 18 Building
High New Technology Development
Harbin, Heilongjiang Province, China
 (Address of principal executive offices)

86-451-82695010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 2, 2010, we formally informed Kempisty & Company, Certified Public Accountants, P.C. (“Kempisty”) of their dismissal as our independent accountant and engaged Yichien Yeh, CPA’s ("Yichien Yeh") as our new independent accountant. The decision to change our independent accountant was approved by our Board of Directors on March 2, 2010.

During our fiscal years ended December 31, 2008 and 2007, and through March 2, 2010, neither we nor anyone on our behalf consulted with Yichien Yeh regarding any of the following:

(i)
either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Yichien Yeh concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)
any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Kempisty regarding our financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about our ability to continue as a going concern.

During the fiscal years ended December 31, 2008 and 2007 and through March 2, 2010 there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Kempisty on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kempisty, would have caused it to make reference thereto in its reports on the financial statements for such years.

During the fiscal years ended December 31, 2008 and 2007 and through March 2, 2010, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that our Board of Directors discussed with Kempisty the existence of material weaknesses in our internal control over financial reporting, as more fully described in our annual report on Form 10-K for the year ended December 31, 2008, filed on March 31, 2009 with the Securities and Exchange Commission (the "SEC").

We requested that Kempisty furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated March 5, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from Kempisty & Company, Certified Public Accountants, P.C. to the Securities and Exchange Commission dated March 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2010	Chang-On International, Inc.
(Registrant)

By: /s/ Bing Xiao
Bing Xiao
President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Director